                                                                  Exhibit 10.54

                          (1) Tower Realty Trust, Inc.
                        120 West 45th Street, 24th Floor
                            New York, New York 10036

                                 July 28, 1997

General Electric Capital Corporation
GEBAM, Inc.
General Electric Real Estate Equities, Inc.
GENEL Company, Inc.
c/o General Electric Capital Corporation
125 Park Avenue, 9th Floor
New York, NY
Attention: Mr. Fred Grand

Gentlemen:

      This letter agreement (the "Agreement") sets forth certain agreements which are binding, subject to and in accordance with the terms of this Agreement, between (i) Tower Realty Trust, Inc., a Maryland corporation (the "Company"), (ii) Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), (iii) General Electric Capital Corporation, a New York corporation ("GECC"), (iv) General Electric Real Estate Equities, Inc., a Delaware Corporation ("GEREE"), (v) GENEL Company, Inc., an Oregon corporation ("GENEL"), and (vi) GEBAM, Inc., a Delaware corporation ("GEBAM" and, together with GECC, GEREE, and GENEL, "GE"), with respect to (x) certain indebtedness owed by affiliates of the Company to GECC and (y) certain equity and other interests owned by GEREE and GEBAM, respectively, in the several partnerships and properties set forth on Schedule A attached hereto, which properties are owned or will be owned, directly or indirectly, by the Company or the Operating Partnership (2) upon the consummation of the Company's proposed initial public offering of securities (the "IPO"). The Company, the Operating Partnership, GECC, GEREE, GENEL, and GEBAM are collectively referred to herein as the "Parties."

      The following numbered paragraphs reflect the agreement of the Parties with respect to the matters described therein, and shall constitute a legally binding and enforceable agreement and commitment on the part of each of the Parties.

      1. Conditions to Closing. The consummation of the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

      (a) The consummation of the Company's IPO (the date of which is referred to herein as the "IPO Closing Date");

      (b) The IPO Closing Date occurring on or before September 30, 1997 (the "End Date"), provided that the Company may, in its sole and absolute discretion, extend the End Date for up to an additional 90 days at any time by providing notice to GECC on or before the End Date (it being understood that, if the End Date is extended as provided herein, time is of the essence with respect to the consummation of the transactions contemplated hereby on or before such extended End Date);

      (c) Each of the Properties set forth on Schedule A (collectively, the "Properties") is acquired directly or indirectly by the Company or the Operating Partnership in connection with the IPO;

      (d) The Company, the Operating Partnership and each of the borrowers set forth on Schedule B hereto shall have executed and delivered to GE and their respective officers, directors, stockholders, partners and members, a release reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof;

      (e) GE shall have executed and delivered to the Company, the Operating Partnership, each of the borrowers set forth on Schedule B hereto and their respective officers, directors, stockholders, partners and members, a release reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof; and

      (f) The Parties shall have executed and delivered to each other all other documents and instruments contemplated by this Agreement.

      2. Prepayment/Repayment of Indebtedness. (a) On the IPO Closing Date, the principal amount of all indebtedness owed to GECC, on and as of the IPO Closing Date, by each of the borrowers set forth on Schedule B attached hereto shall be repaid or prepaid in full, as the case may be, in connection with the Company's or the Operating Partnership's direct or indirect acquisition of the Properties. GECC hereby consents to such repayment or prepayment of indebtedness as described herein and, except as provided in this Agreement and in consideration of the monies and stock to be received hereunder, hereby waives any and all repayment and prepayment, make-whole and other penalties and/or required payments to GECC under the applicable notes and loan and security documents relating to the prepayment and/or repayment of any such indebtedness.

      (b) In connection with the prepayment and/or repayment or indebtedness described in paragraph 2(a) above, the Operating Partnership or its designee shall pay to GECC all amounts due and owing to GECC, as of the IPO Closing Date, under the Loan, Building Loan and Security Agreement (including, without limitation, Section 2.8 thereof), dated July 21, 1995, between GECC and 286 Madison, L.P., 290 Madison, L.P., 292 Madison, L.P., East Broadway 5151 Limited Partnership, and Magnolia Associates, Ltd., as modified by the First Modification to Loan, Building Loan and Security Agreement, dated as of December 13, 1996.

      (c) At the request of the Company, GECC shall deliver to the Company pay-off letters in respect of all indebtedness to be prepaid or repaid to GECC as set forth in paragraph 2(a) above, as well as all amounts to be paid to GECC as contemplated by paragraph 2(b) above.

      3. Transfer of Interests in 5750 Associates, L.P. (a) On the IPO Closing Date, GEBAM shall transfer and assign to the Operating Partnership, and the Operating Partnership shall purchase from GEBAM, free and clear of any and all liens, mortgages and other encumbrances, all of GEBAM's right, title, and interest in and to 5750 Associates, Limited Partnership, a Florida limited partnership ("5750 Associates"), including, but not limited to all of GEBAM's rights and interests under the Limited Partnership Agreement of 5750 Associates, Limited Partnership, dated October 1996 (the "5750 Partnership Agreement"), including all rights, preferences and interests in respect of Sharing Ratios (as defined in the 5750 Partnership Agreement), pursuant to a purchase agreement in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof. GEBAM represents and warrants that it is, or will be as of the IPO Closing Date, the sole record and beneficial owner of a 75% limited partner interest in 5750 Associates.

      (b) In consideration of GEBAM's transfer and assignment of all of its right, title, and interest in and to 5750 Associates as set forth in paragraph 3(a) above, the Operating Partnership shall pay to GEBAM on the IPO Closing Date $1,275,000 in cash, plus the additional consideration described in paragraph 6(a)(2) below.

      4. Transfer of Interests in Tower 45 Associates Limited Partnership. (a) On the IPO Closing Date (3), GEREE shall transfer and assign to the Operating Partnership, and the Operating Partnership shall purchase from GEREE, free and clear of any and all liens, pledges, mortgages and other encumbrances, all of GEREE's right, title, and interest in and to Tower 45 Associates Limited Partnership, a New York limited partnership ("Tower 45 Associates"), including, but not limited to, all of GEREE's rights and interests under the Amended and Restated Agreement of Limited Partnership of Tower 45 Associates, dated as of November 13, 1987, pursuant to a purchase agreement in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof. GEREE represents and warrants that it is, or will be as of the IPO Closing Date, the sole record and beneficial owner of a 10.833% Class A limited partner interest in Tower 45 Associates.

      (b) In consideration of GEREE's transfer and assignment of all its right, title and interest in and to Tower 45 Associates as set forth in paragraph 4(a) above, the Operating Partnership shall pay to GEREE on the IPO Closing Date $325,000 in cash and one unit of limited partnership interest (an "OP Unit") in the Operating Partnership (which will be subject to a two-year lock-up agreement (required by reason of New York State transfer taxes) in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof), plus the additional consideration described in paragraph 6(a)(2) below.

      5. Additional Transfers. (a) On the IPO Closing Date, GEREE shall transfer and assign to the Operating Partnership, and the Operating Partnership shall acquire from GEREE, all of GEREE's right, title, and interest in and to (i) the Assignment Agreement, dated as of September 29, 1989, by and between Dana II Associates Limited Partnership ("Dana II") and GEREE, and (ii) the Pledge and Security Agreement, made as of September 29, 1989, between Dana II and GEREE (the "Pledge Agreement") and the Collateral (as defined in the Pledge Agreement"), in each case, free and clear of any and all liens, pledges, mortgages and other encumbrances, pursuant to an assignment agreement in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof.

      (b) On the IPO Closing Date, GENEL shall transfer and assign to the Operating Partnership, and the Operating Partnership shall acquire from GENEL,
(i) all of GENEL's right, title, and interest in and to the Security Agreement, dated April 15, 1996, by and between Edward Feldman and GENEL (the "GENEL/Edward Feldman Security Agreement") and the Collateral (as defined in the GENEL/Edward Feldman Security Agreement), in each case, free and clear of any and all liens, pledges, mortgages and other encumbrances, and (ii) all of GENEL's right, title, and interest in and to the Security Agreement, dated April 15, 1996, by and between Lawrence Feldman and GENEL (the "GENEL/Lawrence Feldman Security Agreement") and the Collateral (as defined in the GENEL/Lawrence Feldman Security Agreement), in each case, free and clear of any and all liens, pledges, mortgages and other encumbrances, in each case, pursuant to an assignment agreement in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof. In consideration of GENEL's transfer and assignment of all its right, title and interest in and to the GENEL/Edward Feldman Security Agreement, the Collateral (as defined in the GENEL/Edward Feldman Security Agreement), the GENEL/Lawrence Feldman Security Agreement and the Collateral (as defined in the GENEL/Lawrence Feldman Security Agreement). as set forth in this paragraph 5(b), the Operating Partnership shall pay to GENEL on the IPO Closing Date $90,000 in cash. Such amount shall be applied by GENEL to reduce amounts outstanding under either, or both (in GENEL's sole discretion), the McClintock Loan or the Crossing Loan (as such terms are defined in the GENEL/Lawrence Feldman Security Agreement).

      (c) Each of GEBAM, GEREE, GENEL and GECC represents and warrants to the Company and the Operating Partnership that it does not hold any direct or indirect interests in any of the partnerships (collectively, the "Partnerships") that own the Properties, including, without limitation, pledges, liens or security interests in any of the equity interests in the Partnerships, that are not being transferred to the Company or the Operating Partnership or canceled and terminated pursuant to this Agreement, provided, that, to the extent any such entity does hold any such direct or indirect interest, such interest in its entirety shall be transferred and assigned to the Operating Partnership or released in all respects, as the case may be. The Company and the Operating Partnership represent and warrant to GE that, to the best of their knowledge, none of GEBAM, GEREE, GENEL or GECC holds any direct or indirect interests in any of the Partnerships that own the Properties, including, without limitation, pledges, liens or security interests in any of the equity interests in the Partnerships, that are not being transferred to the Company or the Operating Partnership or canceled and terminated pursuant to this Agreement.

      6. Additional Consideration. (a) As additional consideration for and a material inducement to GEBAM, GEREE, GENEL and GECC entering into the Agreement and effectuating the transactions contemplated by paragraphs 2, 3, 4 and 5 above and 6(b) and (c) below, the Operating Partnership agrees to pay to GEBAM, GEREE, GENEL and GECC (as designated by GECC) on the IPO Closing Date the following:

            (1) an aggregate amount equal to $6,175,000 in cash; and

            (2) such additional consideration set forth and described on Schedule C attached hereto and made part hereof (the "Additional Consideration"). Up to $1,500,000 of any Additional Consideration shall be paid in cash. Any Additional Consideration in excess of $1,500,000 shall be paid in shares of common stock, par value $.01 per share, of the Company (the "Common Sock"), valued at MP (as defined on Schedule C) per share. If GE receives a portion of the Additional Consideration in shares of Common Stock, GE shall transfer to the Company an undivided percentage interest in the interests and assets transferred hereunder, as reasonably determined by the Company, that corresponds to the percentage of the Additional Consideration that will be paid in shares of Common Stock. The balance of the interests and assets shall be transferred by GE to the Operating Partnership for cash.

      In connection with any issuance by the Company of shares of Common Stock to GE hereunder, (i) the Company and GECC (or its designee) shall enter into a registration rights agreement, in form and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof and which shall include a provision that within (4) 30 days after the first anniversary of the IPO Closing Date the Company shall file a "shelf" registration statement providing for the sale by GE of any shares of Common Stock acquired by GE pursuant to this Agreement, and (ii) the recipient of such shares of Common Stock shall execute and deliver to the Company a lock-up letter, effective for a one-year period in from and substance reasonably satisfactory to the Parties, which will be negotiated in good faith and fair dealing promptly after the date hereof.

      (b) Following the consummation of the transactions set forth in paragraph 2(a) above, and in consideration of, among other things, the payments made to GECC under paragraph 6(a) above, all amounts owed or otherwise payable at any time to GECC under:

            (i) the Loan Agreement, made as of April 26, 1996 (the "Loan Agreement"), by and between Maitland Property Investors, Ltd., Maitland Associates, Ltd., and GECC, including, but not limited to, GECC's right to receive payment of the Profit Participation (as defined in Loan Agreement) under
Section 3 of the Loan Agreement; and

            (ii) the Promissory Note, dated August 18, 1993 (the "Note"), made by Maitland West Associates Limited Partnership in favor of GECC, including but not limited to GECC's right to receive payment of the Profit Participation (as defined in the Note) under section 3(d) of the Note;

            in each case, shall be deemed paid and satisfied in full, and GECC shall thereafter have no further right to receive any such payments thereunder, except with respect to any rights of indemnification (5) relating to environmental matters as provided for in the Loan Agreement.

      (c) On the IPO Closing Date, GECC, as lender, shall execute and deliver to the Company and the Operating Partnership a written consent, in the form of Exhibit A attached hereto, with respect to the transfer of certain general and limited partner interests in 2800 Associates, L.P. to the Operating Partnership.

      7. Representations and Warranties. Each of the Parties represents and warrants to the other that it has the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by it and is binding and enforceable against it in accordance with its terms. The representations and warranties of the respective Parties set forth herein shall survive the consummation of the transactions contemplated by this Agreement.

      In addition, each of GECC, GEREE, GENEL and GEBAM, for itself, represents and warrants to the Company and the Operating Partnership, if GE receives Common Stock as contemplated hereby, that

      (a) it, by reason of its business and financial experience, (i) has such knowledge sophistication and experience in financial and business matters and in making decisions of this type that it is capable of evaluating the merits and risks of and of making an informed decision with respect to the transactions contemplated by this Agreement including, without limitation, the receipt of Common Stock; (ii) is capable of bearing the economic risk of the transactions contemplated by this Agreement including, without limitation, the receipt of Common Stock; and (iii) is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      (b) it (i) understands that an investment in the Company involves substantial risks; and (ii) has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and its proposed activities and the terms and conditions of an investment in the Common Stock;

      (c) it was not formed for the specific purpose of acquiring an interest in the Company;

      (d) it acknowledges that (i) the Common Stock to be issued to it has not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and such Common Stock will bear a legend to such effect; (ii) the Company's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such party contained herein; (iii) the Common Stock to be issued to such party may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available; (iv) there is presently no public market for the Common Stock; and (v) other than as set forth in this Agreement, the Company has no obligation or intention to register such Common Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

      8. Further Assurances. At any time and from time to time after the date hereof, each of GECC, GEREE, GENEL and GEBAM agrees and covenants to take such actions and to execute and deliver such further acts, assignments, transfers, conveyances, consents and assurances as the Company or the Operating Partnership may reasonably request to more effectively vest in the Company or the Operating Partnership, as the case may be, good and valid title to any interest, right or other asset transferred or assigned to the Company or the Operating Partnership as contemplated hereby and to effect the purpose and intent of this Agreement (it being understood that in taking such actions or executing and delivering such documents, GE shall not be required to make any representations or warranties other than as set forth in this Agreement or the purchase agreements contemplated hereby).

      9. Expenses. The Operating Partnership agrees to pay (on or prior to the End Date, as the same may be extended pursuant to Section 1(b) hereof) up to $20,000 of the legal fees of counsel for GE incurred in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, whether or not such transactions are consummated.

      10. Consent to Assignment of Management Agreement. GE hereby consents to the assignment by Tower Equities of Arizona, L.L.C. ("TEA") to Tower Equities Management, Inc. ("TEMI") of the management agreement with respect to the property known as 2800 North Central Avenue, Phoenix, AZ. The Company and the Operating Partnership represent and warrant to GE that the management of both TEA and TEMI consists of Messrs. Lawrence H. Feldman, Robert Cox, Eric Reimer, and Scott Jensen.

      11. Prior Agreements and Understandings. This Agreement supersedes any and all prior agreements, understandings or arrangements, whether written or oral, and any and all such prior agreements, understandings and arrangements shall, upon the execution and delivery hereof, be terminated and null and void, without further force and effect.

      12. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and assigns.

      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

      14. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles.

      16. Notices. All notices, consents, waivers, and other communications pursuant to this Agreement shall be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt),
(b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

            General Electric Capital Corporation
            GEBAM, Inc.
            General Electric Real Estate Equities, Inc.
            GENEL Company, Inc.
            c/o General Electric Capital Corporation
            125 Park Avenue, 9th Floor
            New York, New York
            Attention: Mr. Fred Grand
            Telecopier No.: (212) 850-(6)5850

            The Company and the Operating Partnership
            c/o Tower Realty Trust, Inc.
            120 West 45th Street, 24th Floor
            New York, New York 10036
            Attention: Lawrence H. Feldman
            Telecopier No.: (212) 768-9479

      17. Confidentiality. The Parties agree to maintain the confidentiality of the terms and conditions of this Agreement; provided that (i) GE may disclose such terms and conditions to its representatives if such representatives agree to keep such information confidential and (ii) the Company and the Operating Partnership may disclose such terms and conditions in the registration statement filed with the Securities and Exchange Commission in connection with the IPO (such disclosure shall be subject to the prior written approval of GECC, which shall not be unreasonably withheld or delayed).

      If the foregoing accurately sets forth our agreement with respect to the matters set forth herein, please sign the enclosed copy of this Agreement and return the executed original to the undersigned at the above-referenced address.

                              Very truly yours,

                              TOWER REALTY TRUST, INC.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              TOWER REALTY OPERATING
                              PARTNERSHIP, L.P.

                              By: Tower Realty Trust, Inc.,
                                  its general partner


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

                           AGREED TO AND ACCEPTED BY:

GENERAL ELECTRIC CAPITAL CORPORATION      GEBAM, INC.


By: /s/ Robert Forster                    By: /s/ Robert Forster
   ----------------------------------        ----------------------------------
    Name: Robert Forster                      Name: Robert Forster
    Title: Authorized Representative          Title: Authorized Representative


GENERAL ELECTRIC REAL                     GENEL COMPANY, INC.
ESTATE EQUITIES, INC.


By: /s/ Robert Forster                    By: /s/ Robert Forster
   ----------------------------------        ----------------------------------
    Name: Robert Forster                      Name: Robert Forster
    Title: Authorized Representative          Title: Authorized Representative

Date: July     28, 1997
           ------

      If the foregoing accurately sets forth our agreement with respect to the matters set forth herein, please sign the enclosed copy of this Agreement and return the executed original to the undersigned at the above-referenced address.

                              Very truly yours,

                              TOWER REALTY TRUST, INC.


                              By: /s/ Lawrence H. Feldman
                                 ----------------------------------
                                  Name:
                                  Title:


                              TOWER REALTY OPERATING
                              PARTNERSHIP, L.P.

                              By: Tower Realty Trust, Inc.,
                                  its general partner


                                    By: /s/ Lawrence H. Feldman
                                       ----------------------------
                                        Name:
                                        Title:

                           AGREED TO AND ACCEPTED BY:

GENERAL ELECTRIC CAPITAL CORPORATION      GEBAM, INC.


By:                                       By:
   ----------------------------------        ----------------------------------
    Name:                                     Name:
    Title:                                    Title:

GENERAL ELECTRIC REAL                     GENEL COMPANY, INC.
ESTATE EQUITIES, INC.


By:                                       By:
   ----------------------------------        ----------------------------------
    Name:                                     Name:
    Title:                                    Title:

Date: July     28, 1997
           ------

If the number of shares obtained pursuant to the foregoing formula results in a fraction of a share of Common Stock, the value of such fraction of a share of Common Stock shall be paid to GE in cash.

                                    EXHIBIT A

                                CONSENT OF LENDER

      The undersigned, in its capacity as lender to 2800 Associates, L.P., a Delaware limited partnership (the "Partnership"), under the Loan Agreement dated as of May 8, 1996 between the Partnership and the undersigned, hereby consents to the transfer and assignment by (i) 2800 Company, L.L.C. of its limited partnership interest in the Partnership to Tower Realty Operating Partnership, L.P. (the "Operating Partnership") or any other entity directly or indirectly wholly owned by the Operating Partnership and/or Tower Realty Trust, Inc. and
(ii) 2800 Feldman, Inc. of its general partner interest in the Partnership to the Operating Partnership or any other entity directly or indirectly wholly owned by the Operating Partnership and/or Tower Realty Trust, Inc.

                                                GENERAL ELECTRIC CAPITAL
                                                CORPORATION


                                                By:_____________________________

                                                Its:____________________________

                                                Date:_______________, 1997

---------------DELETIONS---------------

(1)  BF LLP Revised Draft 7/28/97


(2)  following its formation and

(3)  and concurrent with the consummation of the IPO

(4)  15

(5)  pursuant to Section __ of

(6)  6850

(7)  (ii)

This redline draft, generated by CompareRite(TM) - The Instant Redliner, shows the differences between-original document: :C:\SHADOW\DOCSNY\LIOVINE\CPR\F8BQ09_.WPD and revised document: C:\SHADOW\DOCSNY\LIOVINE\CPR\F8BQ10_.WPD

CompareRite found 10 change(s) in the text

Deletions appear as Normal endnotes surrounded by ( )
Additions appear as Double Underline text

                                                                      Schedule A


   Property/Location          Current Owner                           GE Relationship
   -----------------          -------------                           ---------------
Tower 45                Tower 45 Associates Limited Partnership       Limited Partner
New York, NY

Maitland Forum          Maitland Property Investors, Ltd.                  Lender
Maitland, Fl

Maitland West           Maitland West Associated Limited Partnership       Lender
Maitland, Fl

5750 Major Blvd.        5750 Associates, Limited Partnership          Limited Partner
Orlando, FL

MOT Portfolio
-------------

286 Madison Avenue      286 Madison, L.P.*                                 Lender

290 Madison Avenue      290 Madison, L.P.*                                 Lender

292 Madison Avenue      292 Madison, L.P.*                                 Lender
New York, NY

5151 East Broadway      East Broadway 5151*                                Lender
Tucson, AZ

One Orlando Center      Magnolia Associates Limited Partnership*           Lender
Orlando, FL

----------
* D/F Portfolio Associates Limited Partnership is a 99% limited partner in the limited partnership.

                                                                      Schedule B

                  Indebtedness to be Prepaid or Repaid to GECC

            Borrower                    Estimated Principal Amount Outstanding
                                    As of June 30, 1997, subject to confirmation

286 Madison, L.P.,

290 Madison, L.P.,

292 Madison, L.P.,

East Broadway 5151 Limited
  Partnership, and

Magnolia Associates, Ltd.                             $106,038,758.50

Maitland Property Investors, Ltd.                     $ 28,874,820.00

Maitland West Associates Limited
  Partnership                                         $  3,346,268.20

                         Consent of Lawrence H. Feldman

      Reference is made to the letter agreement, dated the date hereof (the "Letter Agreement"), among General Electric Capital Corporation, GEBAM, Inc., General Electric Real Estate Equities, Inc., GENEL Company, Inc., Tower Realty Trust, Inc., and Tower Realty Operating Partnership, L.P. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Letter Agreement.

      The undersigned, in his capacity as the president of the general partner and president of the limited partner of 5750 Associates, Limited Partnership, a general partner and a limited partner of Dana II Associates Limited Partnership and president of the general partner and a limited partner of Tower 45 Associates Limited Partnership, hereby (a) consents to the transactions contemplated by the Letter Agreement and (b) represents and warrants that all other consents necessary to approve such transactions have been obtained, or will be obtained or waived prior to the IPO Closing Date.



                                       /s/ Lawrence H. Feldman
                                       ----------------------------------
                                       Lawrence H. Feldman

Dated:   July 28, 1997
              --

                                                                      Schedule C

                            Additional Consideration


      GE shall as described in Section 6(a)(2) of this Agreement, receive $1,500,000 in cash and a number of shares of Common Stock of the Company, determined pursuant to the following formula:

                             (V x RSE) - $1,500,000
                             ----------------------
                                       MP

provided, that if the number of shares of Common Stock determined pursuant to the foregoing formula is less than or equal to zero, GE shall not be entitled to any shares of Common Stock;

      where:

              V = .10, for such portion of RSE that is less than or equal to $15 million; and

                        .15, for such portion of RSE that is greater than $15 million but less than or equal to $25 million; and

                        .20, for such portion of RSE that is greater than $25 million but less than or equal to $40 million; and

                        .25, for such portion of RSE that is greater than $40 million.

            RSE = The difference between (1) the value of the aggregate number of shares of Common Stock issued or to be issued by the Company and units of limited partnership interest ("OP Units") issued or to be issued by the Operating Partnership as of the IPO Closing Date (other than to the Company) and (2) the value of the sum of (i) the aggregate number of shares of Common Stock issued or to be issued by the Company as of the IPO Closing Date and
                        (ii) the aggregate number of OP Units issued or to be issued by the Operating Partnership to continuing investors (other than the REIT Sponsors) as of the IPO Closing Date; provided, that, for this purpose each share of Common Stock and OP Unit shall be valued at MP; provided, further, any shares issued to Morgan Stanley Asset Management, Inc. or Dreyfus Realty Advisors (or any entity advised by either of them) shall be included in clause (7)(i) above.

            REIT
            Sponsors =  Lawrence H. Feldman, Robert L. Cox, Joseph D. Kasman,
                        Scott Jensen, Eric Reimer and Reuben Friedberg, including their direct or indirect interests in any affiliates controlled by any of them (but excluding, in any respect, Clifford Stein and Reid Berman).

            MP = The mid-point of the per share price range set forth in the preliminary prospectus used in connection with the IPO, which preliminary prospectus is declared effective by the Securities and Exchange Commission. It is the intention of the Parties that the term preliminary prospectus used in this definition shall mean that preliminary prospectus in which the REIT Sponsor equity is last determined.

If the number of shares obtained pursuant to the foregoing formula results in a fraction of a share of Common Stock, the value of such fraction of a share of Common Stock shall be paid to GE in cash.

                                    EXHIBIT A

                                CONSENT OF LENDER

      The undersigned, in its capacity as lender to 2800 Associates, L.P., a Delaware limited partnership (the "Partnership"), under the Loan Agreement dated as of May 8, 1996 between the Partnership and the undersigned, hereby consents to the transfer and assignment by (i) 2800 Company, L.L.C. of its limited partnership interest in the Partnership to Tower Realty Operating Partnership, L.P. (the "Operating Partnership") or any other entity directly or indirectly wholly owned by the Operating Partnership and/or Tower Realty Trust, Inc. and
(ii) 2800 Feldman, Inc. of its general partner interest in the Partnership to the Operating Partnership or any other entity directly or indirectly wholly owned by the Operating Partnership and/or Tower Realty Trust, Inc.

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By: /s/ Robert Forster
                                           -----------------------------
                                       Its: Authorized Representative
                                       Date: 7-28, 1997